RNC LIQUID ASSETS FUND, INC.
                              11601 Wilshire Blvd.
                                   25th Floor
                          Los Angeles, California 90025

      RNC Liquid Assets Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The investment objective of the Fund is to obtain as high as possible current income consistent with preservation of capital and liquidity by investing in a diversified portfolio of high-quality, short-term money market securities. The Fund is a money market fund offering the advantages of professional management, portfolio diversification, daily liquidity, principal stability and current income. There is no assurance that the Fund will achieve its investment objective or be able to maintain a constant net asset value. See "The Fund and Its Objective and Policies."

      An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a constant net asset value of $1.00 per share and declares dividends daily.

      The investment adviser of the Fund is RNC Capital Management Co. (the "Investment Adviser").

      Shares of the Fund are sold at their net asset value with no sales load. The minimum initial purchase for shares of the Fund is $1,000 ($250 for individual retirement accounts) and the minimum subsequent purchase is $100. See "Purchase of Shares," page 8.

      This Prospectus sets forth basic information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated February 1, 1996 , as may be amended from time to time, which is available upon request and without charge, and which is incorporated herein by reference. Investors and prospective investors may obtain a copy of the Statement of Additional Information by writing to the Fund at the address given above. Inquiries regarding the Fund can be made by calling
(800) 877-7624.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

         Expense Information.................................................  2
         Financial Highlights................................................  3
         The Fund and Its Objective and Policies.............................  4
         Management..........................................................  7
         Purchase of Shares..................................................  8
         Net Asset Value.....................................................  9
         Redemption of  Shares............................................... 10
         Dividends, Distributions and Taxes.................................. 11
         Portfolio Transactions.............................................. 12
         Investor Services................................................... 12
         Shareholder Servicing and Marketing Plans........................... 13
         Additional Information.............................................. 14

                              ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              ---------------------

                 The date of this Prospectus is February 1, 1996

                               EXPENSE INFORMATION


      The following tables set forth certain information regarding shareholder transaction expenses and annual Fund operating expenses.

Shareholder Transaction Expenses.......................................... None
Annual Fund Operating Expenses (as a percentage of net assets)

     Management Fees (after fee reduction)................................ 0.28%
     12b-1 Fees (after fee waiver)........................................ None
     Other Expenses....................................................... 0.52%
       Total Fund Operating Expenses...................................... 0.80%
                                                                           ====



Example


                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   --------  --------

You  would  pay the  following  expenses
on a $1,000  investment  in the  Fund,
assuming (1) a 5% annual return and
(2) redemption at the end of each time
period..................................      $8      $26       $44        $99

      The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Annual Fund Operating Expenses reflect actual expenses for the fiscal year ended September 30, 1995. The amount of the management fee reflects a voluntary fee reduction, which is anticipated to continue for the current fiscal year. The 12b-1 fees represent a fee waiver of 0.25%, which is anticipated to continue for the current fiscal year. In the absence of these reductions, the rate of management fee payable under the Investment Advisory Agreement would be 0.41%, the 12b-1 fee would be 0.25% and the Total Fund Operating Expenses would be 1.18% at the Fund's current asset level. In addition to this fee reduction, the Investment Adviser may absorb certain Fund expenses to lower the Fund's operating costs. See the Sections of the Prospectus entitled "Investor Services" and "Management" for more complete descriptions of the various costs and expenses referred to above. The example set forth above should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.


                                      * * *

                              FINANCIAL HIGHLIGHTS
                   (For One Share Outstanding Through Period)

      The following financial highlights are for a share outstanding throughout the period from May 12, 1986, the date on which the Fund's operations commenced, through September 30, 1995. The information for the five years ended September 30, 1995 has been audited by Tait, Weller & Baker, the Fund's independent certified public accountants, whose unqualified report thereon and other financial statements of the Fund are incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements in the Fund's Annual Report to Shareholders, copies of which may be obtained at no charge by writing or telephoning the Fund at the address or telephone number appearing on the front page of this Prospectus.








                                                    Fiscal Period Ended September 30,                 May 12,
                             ----------------------------------------------------------------------    1986
                                                                                                        to
                                                                                                     Sept. 30,
                               1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                              ------  ------  ------  ------  ------  ------  ------  ------  -----    ----
Net asset value, beginning
  of year.................... $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000   $1.000

INCOME FROM INVESTMENT
OPERATIONS

      Net investment income    0.050    .032    .026    .038    .064    .077    .085    .066    .056     .022

      LESS DISTRIBUTIONS
      Dividends from net
      investment income...... (0.050)  (.032)  (.026)  (.038)  (.064)  (.077)  (.085)  (.066)  (.056)   (.022)
                              -------  ------  ------  ------  ------  ------  ------  ------  ------   ------
Net asset value, end
  of year.................... $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000   $1.000
                              ======  ======  ======  ======  ======  ======  ======  ======  ======   ======

Total Return.................   5.10%   3.20%   2.65%   3.83%   6.34%   7.63%   8.82%   6.60%   5.60%    5.60%  *
                              ======  ======  ======  ======  ======  ======  ======  ======  ======   ======

RATIOS/SUPPLEMENTAL
DATA
      Net assets, end of
      period (in 000's)...... 31,066  43,686  29,257  46,563  66,857 119,632 103,626  99,352  88,166   9,956

      Ratio of expenses, net
      of reimbursement, to
      average net assets:....    0.8%    0.7%    0.7%    0.8%    0.9%    0.8%    0.7%    0.8%    0.7%     0.0%
      Ratio of net investment
      income to average net
      assets:................    5.0%    3.2%    2.6%    3.9%    6.4%    7.7%    8.5%    6.6%    0.0%    5.6%*



*annualized




                     THE FUND AND ITS OBJECTIVE AND POLICIES

      The investment objective of the Fund is to obtain as high as possible current income consistent with preservation of capital and liquidity by investing in a diversified portfolio of high-quality, short-term money market securities which the Fund's Board of Directors determines present minimal credit risks. This is a fundamental policy of the Fund, which may not be changed without the approval of a majority of the Fund's outstanding voting securities. For purposes of its investment policies, the Fund defines short-term money market securities as securities having a maturity of up to one year. These securities will consist primarily (i.e., in excess of 90% of the Fund's net assets) of short-term securities issued by the U.S. Government and government agencies, bank certificates of deposit, commercial paper, bankers' acceptances and repurchase agreements. There can be no assurance that the objective of the Fund will be realized.

      The Fund will not invest more than 5% of its assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities), or in the event that such securities are not rated in the highest short-term rating category by any one nationally recognized statistical rating organization ("NRSRO"), not invest more than the greater of $1 million or 1% of its total assets in the securities of any one issuer. In addition, not more than 5% of the Fund's total assets will be invested in securities that are not rated in the highest short-term rating category by any NRSRO or, if unrated, are not of comparable quality to securities with the highest rating as determined by the Fund's Board of Directors. With respect to the Fund's entire portfolio, the Fund shall not maintain a dollar-weighted average portfolio maturity which exceeds 90 days and will invest only in U.S. dollar-denominated securities.

      The following is a description of the types of short-term money market securities in which the Fund may invest:

      United States Government Securities. The Fund may invest in marketable securities having remaining maturities of less than one year issued by or guaranteed as to principal and interest by the U.S. Government, and supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government include three varieties of Treasury Securities, which differ in their interest rates, maturities and times of issuance: Treasury Bills, which have a maturity at time of issuance of one year or less; Treasury Notes, which have initial maturities of one to ten years; and Treasury Bonds, which generally have initial maturities of greater than ten years.

      Government Agency Securities. The Fund may invest in debt securities issued by agencies of the U.S. Government which are not direct obligations of the U.S. Treasury but are issued, in general, under the authority of an act of Congress. Some of these securities, such as Government National Mortgage Association pass-through certificates ("GNMA certificates"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency.

      Bank Money Instruments. The Fund may invest in obligations of depository institutions having assets, as most recently publicly reported, of at least $500 million, such as negotiable certificates of deposit, variable rate certificates of deposit, certain time deposits and bankers' acceptances. If the demand period of any variable rate certificate of deposit is greater than seven days, there shall be a presumption that the security is an illiquid security. This presumption  may  be  overcome,  however,  if the  Board  of  Directors,  in its reasonable business judgment, determines that the security is not an illiquid security. As discussed under the caption "Investment Restrictions," below, the Fund has adopted certain policies limiting the extent to which it may make certain of these investments. Such obligations may include U.S. dollar-denominated obligations issued by foreign branches of U.S. banks or U.S. branches of foreign banks. Foreign branches of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. Investments in securities of such foreign branches are subject to the risk of imposition of exchange control regulations, which could impair the liquidity of the investments.

      Commercial Paper. The Fund may invest in commercial paper, which refers to short-term, unsecured promissory notes issued by U.S. and foreign corporations to finance short-term credit needs, rated at the time of purchase in the top rating category as determined by the requisite number of NRSROs or of "comparable quality" as determined by the Board of Directors if unrated. For additional information regarding various corporate debt ratings, see the Statement of Additional Information under the caption "Appendix -- Description of Commercial Paper Ratings."

      Corporate Bonds. The Fund may invest in bonds issued by U.S. corporations maturing within one year from the date of purchase and at the time of purchase rated in the highest short-term rating, that is Prime-1 by Moody's Investors Service and A-1 by Standard & Poor's Corporation, and also rated at time of purchase A or better by Moody's Investors Service or A or better by Standard & Poor's Corporation. For additional information regarding various corporate debt ratings, see the Statement of Additional Information under the caption "Appendix -- Description of Commercial Paper Ratings."

      Reverse Repurchase Agreements. The Fund may invest in repurchase agreements with member banks of the Federal Reserve System or approved dealers in U.S. Treasury Securities. The Fund's ability to use reverse repurchase agreements is limited by investment restrictions which may not be changed without approval of a majority of the Fund's outstanding voting securities. The Fund does not intend to have more than 20% of its net assets committed to repurchase agreements, nor to invest more than 10% of its net assets in repurchase agreements having maturities greater than seven days (together with other illiquid securities). At all times during the term of any repurchase or reverse repurchase agreement, the Fund's position will be fully collateralized with U.S. Government or U.S. Government agency securities.

      For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the security. The repurchase agreements to be entered into by the Fund will usually be for short periods, such as under one week.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it. The market value of the collateral is equal to at least 100% for U.S. Government securities and 102% for U.S. Government agency securities of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian (the "Custodian"). If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will, pursuant to its repurchase agreement, require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will at all times equal or exceed the amounts referred to above.

      Variable Amount Master Notes. The Fund may also purchase variable amount master notes issued by U.S. and foreign companies having an outstanding debt issue at the time of purchase rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service. Variable amount master notes are obligations that permit the short-term investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, the parties to the transaction generally do not contemplate that such instruments will be traded, and there is no secondary market for the notes. Accordingly, because of the illiquid nature of the notes, the Fund's investment in such notes and other illiquid investments (such as repurchase agreements having maturities greater than seven days) may not exceed 10% of its net assets.

      Forward Commitments. The Fund may purchase money market securities on a forward commitment based on fixed terms. The Fund does not intend to invest more than 5% of its assets in such forward commitments.

      Foreign Securities. The Fund is authorized to invest in securities of foreign issuers of the types referred to above but has no current intention to make any such investments.

      $1.00 Per Share Price. The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance, however, that the Fund will be able to maintain a net asset value of $1.00 per share.

      Investment Restrictions. The Fund has adopted certain restrictions and policies relating to the investment of its assets and other activities which are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Among the more significant policies and restrictions, the Fund may not (1) purchase any securities other than the types of money market securities and investments described under the section of this Prospectus entitled "The Fund and Its Objective and Policies";
(2) invest more than 25% of its total assets in the securities of issuers in any particular industry (other than U.S. Government securities, Government agency securities or money market instruments issued by U.S. branches of banks located in the United States); (3) purchase the securities of any one issuer, other than the U.S. Government and U.S. Government agency securities, if immediately after such purchase more than 5% of the value of its assets would be invested in such issuer; (4) invest in securities having contractual restrictions on resale, repurchase agreements or non-negotiable time deposits having more than seven days to maturity or other illiquid securities if such investment would result in the Fund having more than 10% of the value of its net assets invested in such securities or repurchase agreements; or (5) borrow, except for temporary or emergency purposes, and then only from banks in an amount not exceeding 10% of the value of the total assets of the Fund.

      Other restrictions and additional information on policies concerning such portfolio strategies as investing in non-U.S. securities and lending portfolio securities are set forth in the Statement of Additional Information under the caption "The Fund and Its Objective and Policies -- Investment Restrictions."

                                   MANAGEMENT

      Advisory Services. The Fund's investment adviser, RNC Capital Management Co., is responsible for providing investment advice to the Fund. As compensation for its services to the Fund, the Fund pays the Investment Adviser a fee at a maximum annual rate of 0.41% of the Fund's average daily net assets. From time to time, the Investment Adviser may voluntarily waive all or a portion of its fees payable by the Fund and may also absorb certain Fund expenses. This will have the effect of lowering the overall expense ratio of the Fund and increasing the Fund's yield or return to Fund investors while the fee waiver is in effect. As further discussed in the Statement of Additional Information, the Investment Adviser's fee is also subject to reduction to the extent that the operating expenses of the Fund exceed the expense limitations applicable to the Fund imposed by any state securities law or any regulations thereunder. See the Statement of Additional Information under the caption "Investment Advisory and Other Services."

      The  Investment  Adviser and its  affiliates  have been in the business of providing investment advice to taxable and tax-exempt accounts for over 25 years, and the Investment Adviser currently manages approximately $890 million in assets on behalf of its clients. The Investment Adviser is a wholly owned subsidiary of RNC Capital Group, Inc., which is in the business of providing financial services to institutional and individual investors through its subsidiaries. RNC Capital Group, Inc. is an indirect subsidiary of Bank Austria Aktiengesellschaft (the "Bank"), a banking organization which is organized under the laws of and domiciled in the Republic of Austria. Anteilsverwaltung-Zentralsparkasse owns a majority of the voting securities of the Bank, and the Republic of Austria and Wiener Stadtische each own more than 5% of the voting securities of the Bank. No other single entity owns more than 5% of the issued and outstanding stock of the Bank.

      Administration Agreement. The Fund has also entered into an Administration Agreement with Investment Company Administration Corporation ("ICAC" or the "Administrator") under which ICAC provides the Fund with certain services in connection with the management of the Fund's operations. These services include supervising the Fund's operations; providing the Fund with officers;
coordinating the preparation of reports and other materials; and other functions. ICAC is affiliated with the Fund's Principal Underwriter (see below). As compensation for providing these services, the Fund pays ICAC a fee at a maximum annual rate of $60,000, payable monthly.

      Board of Directors. The Fund has a Board of Directors, which establishes the Fund's policies and supervises and reviews the management of the Fund. The day-to-day operations of the Fund are the responsibility of the officers of the Fund, who are appointed by the Board of Directors, and, respectively, the Fund's Administrator and its Investment Adviser, who are each subject to the general supervision of the Fund's Board of Directors pursuant to the terms of the Investment Advisory Agreement.

                               PURCHASE OF SHARES

      Shares of the Fund may be  purchased  directly  from the Fund  through the
Fund's transfer agent (the "Transfer Agent"), or through First Fund Distributors, Inc. (the "Principal Underwriter"), whose address is 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018, or from securities dealers
who  have  entered  into  a  Selected  Dealers   Agreement  with  the  Principal
Underwriter.

      The public offering price is the net asset value per share, which is expected to remain constant at $1.00 per share. There can be no assurance, however, that the Fund will be able to maintain a net asset value of $1.00 per share. See the Section of this Prospectus entitled "Net Asset Value." The minimum initial purchase in the Fund is $1,000 ($250 for individual retirement accounts). The minimum subsequent purchase is $100.

      How to Buy Shares. To purchase shares directly from the Fund, investors must complete and sign the attached Account Application and pay for the shares purchased. Corporations, trusts or associations may be required to provide additional information.

Shares may be purchased by mail or by wire.


     Purchase by Mail. Send a check or Federal Reserve draft for the purchase price by mail to RNC Liquid Assets Fund, Inc., c/o American Data Services, Inc.,
P. O. Box 1131, Cincinnati, Ohio, 45264-1131, and, in the case of a new account, a completed Account Application. Checks and Federal Reserve drafts should be made payable to "RNC Liquid Assets Fund, Inc." Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States Dollars and must be drawn on a bank located in the United States. Investors purchasing shares by check will not receive payment upon redemption of such shares until the Fund is reasonably satisfied that the investment has been collected (which may take up to 15 days). If the Fund is unable to collect upon the full face value of an investor's check, the purchase order will be canceled and the investor or the dealer through which the shares are purchased will be liable for any losses or fees incurred.


      Purchase by Wire. Purchases by wire are normally used for large purchases (purchases of $100,000 or more). You may use a bank or Federal Funds wire. Your bank will probably charge you for the wire. Federal Funds are monies credited to a bank's account with a Federal Reserve Bank. To purchase shares of the Fund by wire, the investor must have an application on file and must telephone the Transfer Agent, at (800) 385-7003, to receive a wire order number. The initial purchase by an investor may be made by wire provided that the investor has an application on file. On the telephone the following information will be requested by the Transfer Agent: name(s) in which the account is registered, account number, amount being wired and wiring bank. Instructions should then be given by the investor to its bank to wire the specified amount, along with the account name(s) and number and Wire Order Number, to:
                          Star Bank, N.A. CINTI/TRUST
                               ABA # 0420-0001-3
                                DDA # 483897690
               For Account: 19-7200 RNC Liquid Assets Fund, Inc.


      Investing through Securities Dealers. Investors may purchase shares of the Fund from the Principal Underwriter or securities dealers who have entered into a Selected Dealers Agreement with the Principal Underwriter. Investors should contact their securities dealer directly for appropriate instructions, as well as information pertaining to accounts and any related fees. Purchase orders through securities dealers are effected at the net asset value next determined after receipt of the order by such dealer, and it is the responsibility of the securities dealer to transmit orders on a timely basis to the Fund's Transfer Agent.

      General. All monies will be fully invested in full and fractional shares of the Fund on the day the order is placed with the Transfer Agent, receiving the dividend and net asset value determined on that day, provided the order and good payment in respect of the order are received by the Transfer Agent prior to 2:00 p.m., Eastern time, on that day. The issuance of shares is recorded on the books of the Fund, and, to avoid additional operating costs and for investor convenience, stock certificates are not issued unless expressly requested of the Transfer Agent in writing by a shareholder. If requested, stock certificates are issued at no charge to shareholders. Certificates are not issued for fractional shares. The Transfer Agent sends to each shareholder of record a statement of shares of the Fund owned after each purchase or redemption transaction relating to such shareholder. Any order may be rejected by the Principal Underwriter or the Fund. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in securities markets, or otherwise.

      Individual Retirement Account. An investor may establish an individual retirement account with the Fund's Custodian and purchase shares in the Fund through such individual retirement account. The minimum initial investment in the Fund for such an account is $250. Additional information regarding establishment of such an account may be obtained by contacting the Fund or the Principal Underwriter.

                                 NET ASSET VALUE

      The net asset value per share of the Fund is determined as of 4:00 p.m., Eastern time, (Monday through Friday) on each business day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the value of the net assets of the Fund by the total number of shares outstanding, rounded to the nearest cent. The Fund uses the amortized cost method of valuing its portfolio securities. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

                              REDEMPTION OF SHARES

      Shareholders have the right to require the Fund to redeem their shares upon receipt of a written request in proper form, by check or by wire. The redemption price is the net asset value per share of the Fund next determined after the initial receipt of proper notice of redemption by the Fund's Transfer Agent.

      Ordinary Redemption Procedure. A shareholder wishing to redeem shares of the Fund may do so without charge by tendering a written request for redemption in proper form, as explained below, directly to the Transfer Agent, American Data Services, Inc., (RNC Liquid Assets Fund, Inc.), 24 West Carver Street, 2nd Floor, Huntington, New York, 11743, together with the stock certificates, if any, issued for such shares. To be in proper form, the redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appear on the Transfer Agent's register or on the stock certificate(s), as the case may be. In addition, the signatures on the notice must be guaranteed by an eligible financial institution, such as a commercial bank, a savings association, a trust company or a member firm of a national or regional securities exchange. A notary public is not an acceptable guarantor. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming their shares directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

      At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check for a period of up to 15 days until it is assured that good payment (i.e., cash or a certified check drawn against an account maintained in a bank located in the United States) has been collected for the purchase of such shares.

      The Fund may, at its option, compel the redemption of a shareholder's shares if the value of the shareholder's account falls below $750 ($250 for individual retirement accounts) as the result of shareholder redemptions. A shareholder will receive 60 days' written notice before mandatory redemption occurs, during which time the shareholder will have the right to increase his or her account above $750 ($250 for individual retirement accounts).

      Redemption by Check. The Transfer Agent will establish a checking account for any shareholder at the shareholder's written request. Checks drawn on this account can be made payable to the order of any person in any amount not less than $500. The payee of the check may cash or deposit the check like any other check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check is cleared. The Transfer Agent will return canceled checks to the shareholder.

      Shareholders are subject to the Transfer Agent's rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Also, the Transfer Agent may not honor checks drawn against shares purchased, other than by Federal Funds wire or bank wire, until 15 days after the purchase of such shares.

      Redemption by Wire. Shareholders may have redemption proceeds wired to a bank account if the shareholder has checked the appropriate box on the Fund's Account Application, and filed a Telephone Authorization Form with the Transfer Agent. Redemption requests may be made by telephone or letter and, if received by the Transfer Agent by 2:00 p.m., Eastern time, the proceeds will be wired on the same day. Requests received after 2:00 p.m. will be wired on the next business day after the redemption request is received. The Fund reserves the right to refuse any redemption request made by telephone, in which case ordinary redemption procedures should be used. The minimum amount which may be wired is $1,000. The Fund may limit the frequency of telephone redemptions. Shares in certificate form may not be redeemed by check or wire.

      The Transfer Agent and the Fund have reserved the right to modify or terminate the privileges of redemption by check or wire and disclaim any responsibility for any unauthorized redemptions by telephone.

      Repurchase. The Fund will also repurchase shares of the Fund from a shareholder through the securities dealer from which the shareholder originally purchased shares. The Fund will normally accept orders to repurchase shares by wire or telephone, from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the securities dealer prior to the close of business on the NYSE on the day received and is received by the Fund from such dealer not later than 2:00 p.m., Eastern time, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 2:00 p.m., Eastern time, in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund; however, securities dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchase. The exercise of such right of rejection might adversely affect shareholders seeking to sell their shares through the repurchase procedure. If, however, a "repurchase order" is accompanied by a tender of share certificates, the order will be deemed to be a redemption request. Redemption requests may not be rejected by the Fund and therefore provide an alternative means for shareholders whose repurchase orders are rejected to sell their shares.

      For shareholders requesting repurchases through their listed securities dealer, payment for shares will be made by the Transfer Agent directly to the shareholder or dealer within seven days of the proper tender of the certificates, if any, and a stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund's policy is to declare dividends from net income daily and to pay them monthly. Long-term capital gains are currently declared and paid annually after the end of the fiscal year in which they have been earned; distributions of any realized securities gains are made by December 31 of each year with respect to the twelve-month period ending on October 31 of such year. Dividends begin accruing the day shares are purchased or credited to a shareholder's account. All dividends and distributions are automatically reinvested in additional full and fractional Fund shares at the net asset value next determined after payment of the dividend or distribution and credited to the share-holder's account or, at the shareholder's option, paid in cash. If a shareholder elects to receive distributions in cash, such payments will be made monthly. All expenses are accrued daily and deducted before declaration of dividends to investors. See the section of this Prospectus entitled "Investor Services -- Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments.

      Taxes. The Fund has qualified and elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to its shareholders.

      Dividends and distributions are taxable to shareholders and subject to federal income tax whether they are reinvested in additional Fund shares or received in cash. Shareholders not subject to federal income tax on their income generally will not be required to pay taxes on amounts being distributed to them. Dividends and capital gain distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax counsel or other tax advisers regarding specific questions as to federal, state or local taxes.

                             PORTFOLIO TRANSACTIONS

      The Fund has no obligation to execute any transactions in the Fund's portfolio securities through any dealer or group of dealers. Subject to policy established by the Directors of the Fund, the Investment Adviser is primarily responsible for the portfolio decisions of the Fund and the placing of the Fund's portfolio transactions. In placing orders, the policy of the Fund is to obtain the best execution so that the resultant price to the Fund is as favorable as possible under prevailing market conditions. Factors which may be considered include the price of the security being offered (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the risk in position in the securities involved and, where such transactions are executed with brokers on an agency basis, the provision of supplemental investment research, market and statistical information and other research services and products. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available.

                                INVESTOR SERVICES

      The Fund offers a number of services to its shareholders which are designed to facilitate investment in its shares at no extra cost. A description of such services is set forth below. Full details as to each such service and copies of the various plans described below can be obtained from the Fund.

      Investment Account. Every shareholder has an investment account and receives transaction reports from the Transfer Agent after each share transaction and dividend reinvestment. After the end of each year, each shareholder receives federal income tax information regarding dividends and capital gains distributions.

      Automatic Investment Plan. A shareholder may make additions to his or her investment account at any time by purchasing shares at the applicable purchase price either through a securities dealer who has entered into a Selected Dealers Agreement with the Principal Underwriter or by mail directly to the Transfer Agent. Voluntary accumulation can also be made through a service known as the Automatic Investment Plan whereby the Transfer Agent is authorized through pre-authorized checks of $50 or more to charge the regular bank account of the shareholder on a monthly basis to provide systematic additions to the investment account of such shareholder.

      Reinvestment of Dividends and Capital Gains Distributions. Unless specific instructions are given on the Account Application form as to the method of payment of dividends and capital gains distributions, such payments are automatically reinvested in additional shares of the Fund. Reinvestment of dividends and capital gains distributions is calculated at the net asset value of the shares of the Fund as of the close of business on the day on which the dividend or distribution is paid. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment is mailed by the Transfer Agent within seven days after the payment date.

      A shareholder may, at any time, notify the Transfer Agent in writing that the shareholder no longer wishes to have his or her dividends and/or capital gains distributions reinvested in shares or vice versa and, immediately upon the receipt by the Transfer Agent of such notice, those instructions will be effected.

      Systematic Withdrawal Plan. Quarterly or monthly withdrawals from the Fund are available for shareholders who have acquired shares having a value, based upon the current offering price, of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her shares. Redemptions are made at net asset value as determined at the close of business on the NYSE on the 25th day of the last month of each quarter in the case of quarterly distributions and on the 25th day of the month in the case of monthly distributions. If the NYSE is not open for business on such date, the shares are redeemed at the close of business on the preceding business day. The check for the withdrawal payment is mailed on the next business day following redemption. If and when a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are automatically reinvested in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Principal Underwriter.

      Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a potentially taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced.

                    SHAREHOLDER SERVICING AND MARKETING PLANS

      The Fund has adopted two plans pursuant to Rule 12b-1 promulgated under the 1940 Act, a Shareholder Servicing Plan for the provision of shareholder services and a Marketing Plan to reimburse the Administrator for the costs of printing prospectuses and other promotional activities.

      The Shareholder Servicing Plan between the Fund and Midvale Securities Corporation ("Midvale"), an affiliate of the Investment Adviser, provides that Midvale will be reimbursed by the Fund for the actual expenses incurred by Midvale or a sub-agent in furnishing the Fund with services which include: (i) sending periodic information to service organizations that track investment company information; (ii) answering shareholder inquiries regarding shareholder account status and history; (iii) collecting information from shareholders regarding changes in option and account designation and addresses and transmitting the same to the Transfer Agent; (iv) collecting the same type of information from independent account executives and brokers and transmitting it to the Transfer Agent; (v) supplying other information to the Transfer Agent so that the Transfer Agent can properly maintain shareholder account records; (vi) providing facilities, equipment and personnel in connection with the provision of such services; and (vii) performing such additional shareholder services as may be agreed upon by the Fund and Midvale, which shall be approved in accordance with the 1940 Act, provided that any such additional shareholder services constitute a permissible non-banking activity. Under the Shareholder Servicing Plan, the Fund will reimburse the actual expenses incurred by Midvale up to a maximum annual rate, equal to 0.25% of the Fund's average daily net assets, accrued daily and paid monthly.

      The Marketing Plan between the Fund and its Administrator provides that the Administrator will be reimbursed by the Fund for its costs incurred in connection with, among other things, the printing, distribution and mailing of advertisements, brochures, other sales materials, prospectuses, statements of additional information, and annual and semi-annual reports to potential investors and selected dealers and the filing of such materials with appropriate securities regulatory authorities. The Marketing Plan provides that reimbursements must be limited to actual costs incurred by the Administrator, as the marketing agent, subject to a maximum reimbursement of 0.03% of the Fund's average daily net assets.

      Both the Shareholder Servicing Plan and the Marketing Plan provide that all reimbursements shall be accounted for within the fiscal year of the Fund in which such expenditures were made and will not be carried forward into subsequent fiscal years of the Fund. Both the Shareholder Servicing Plan and the Marketing Plan contain reporting, renewal, termination and amendment provisions as required by the 1940 Act. See the Statement of Additional Information section entitled "Shareholder Servicing Plan and Marketing Plan" for more information.

      Banking Law. The Glass-Steagall Act prohibits banks and their affiliates from engaging in certain securities-related activities, including the offering, sale or distribution of securities. None of the service providers to the Fund believes that the services which it provides the Fund violate the Glass-Steagall Act or any other applicable banking statute or regulation. However, future changes in federal or state statutes or regulations or in judicial or administrative interpretations of present or future statutes or regulations might prevent certain of the Fund's service providers from performing their duties under the applicable agreement. If such a change should occur, the Fund's Board of Directors will consider appropriate action, including the possible retention of another service provider.

                             ADDITIONAL INFORMATION


      Yield Calculations. From time to time, the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

      Description of Shares. The authorized capital stock of the Fund consists solely of 500,000,000 shares of Common Stock having a par value of $0.01 per share. Each of the Fund's issued and outstanding shares has equal dividend, distribution, liquidation and voting rights. Each issued and outstanding share is entitled to one vote and is entitled to participate equally in dividends and distributions declared by the Fund and in net assets of the Fund remaining after satisfaction of outstanding liabilities upon liquidation or dissolution. The shares of the Fund, when issued, are fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Directors. The Fund does not normally hold annual meetings of shareholders except when required by the 1940 Act. See the Statement of Additional Information section entitled "Management of the Fund" for more information.

      Custodian  and  Dividend   Disbursing  Agent.  Star  Bank  is  the  Fund's
Custodian.

      Transfer and Dividend Disbursing Agent. American Data Services, Inc. is the Fund's Transfer Agent, Dividend Disbursing Agent, and maintains the Fund's accounting records.


      Counsel and Auditor. The validity of the shares of beneficial interest offered by this Prospectus will be passed on by Heller, Ehrman, White & McAuliffe. Tait, Weller & Baker, independent certified public accountants, are the auditors of the Fund.

      Miscellaneous. The Fund issues to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Board of Directors.

      This Prospectus does not contain all the information included in the Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933. Certain portions of the Fund's Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                           No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its investment Adviser or its Principal Underwriter. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Fund or by the Principal Underwriter in any State in which such offer to sell or solicitation of any offer to buy may not lawfully be made.





                           INVESTMENT ADVISER
                           RNC Capital Management Co.
                           11601 Wilshire Boulevard
                           25th Floor
                           Los Angeles, California 90025


                           CUSTODIAN
                           Star Bank
                           P.O. Box  1118
                           Cincinnati, Ohio  45201-1118


                           TRANSFER AGENT
                           American Data Services, Inc.
                           24 West Carver Street, 2nd Floor
                           Huntington, New York 11743



                           LEGAL COUNSEL
                           Heller, Ehrman, White & McAuliffe
                           333 Bush Street
                           San Francisco, California 94104


                           AUDITORS
                           Tait, Weller & Baker
                           Two Penn Center Plaza
                           Philadelphia, PA 19102

                       -----------------------------------
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                          RNC LIQUID ASSETS FUND, INC.

                      11601 WILSHIRE BOULEVARD, 25TH FLOOR
                          LOS ANGELES, CALIFORNIA 90025

                   FOR GENERAL INFORMATION AND PURCHASES CALL
                                 (800) 877-7624

                  RNC Liquid Assets Fund, Inc. (the "Fund") is a professionally managed diversified open-end management investment company. The Fund invests in a diversified portfolio of short-term money market securities with the objective of obtaining as high as possible current income consistent with preservation of capital and liquidity. Shares of the Fund may be purchased at their net asset value with no sales load.


                  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated February 1, 1996, as may be amended from time to time (the "Prospectus"), which has been filed with the Securities and Exchange Commission and is available upon written request without charge. The Prospectus provides the basic information a prospective investor should know before purchasing shares of the Fund and may be obtained by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. This Statement of Additional Information has been incorporated by reference into the Prospectus.

         The date of this  Statement of  Additional  Information  is February 1,
1996.



                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

The Fund and Its Objective and Policies.....................................B- 2
Management of the Fund......................................................B- 4
Investment Advisory and Other Services......................................B- 6
Portfolio Transactions......................................................B- 8
Purchase of Shares..........................................................B- 8
Redemption of Shares........................................................B- 9
Taxes.......................................................................B-10
Dividends...................................................................B-12
Shareholder Servicing Plan and Marketing Plan...............................B-13
Principal Underwriter.......................................................B-15
Financial Statements........................................................B-15
Appendix....................................................................B-16

                     THE FUND AND ITS OBJECTIVE AND POLICIES


                  Reference is made to "The Fund and its Objective and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Fund.

                  The Fund is a diversified open-end management company, which was organized as a Maryland corporation on April 9, 1985.

INVESTMENT RESTRICTIONS. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following eleven investment restrictions, none of which may be changed without the approval of a majority of the Fund's outstanding shares, which for this purpose means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the Fund's outstanding shares, whichever is less. The Fund may not:

         (1)  Make  investments  for  the  purpose  of  exercising   control  or
         management.

         (2) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

         (3) Invest in oil, gas or other mineral exploration or development programs, commodities or commodity contracts, except that the Fund may invest in securities of issuers which invest or deal in any of the above.

         (4) Invest in real estate or in interests in real estate, but the Fund may purchase readily marketable securities of companies holding real estate or interests therein.

         (5) Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities.

         (6) Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

         (7) Make loans to other persons, provided that (a) the Fund may purchase debt obligations in accordance with its investment objective and policies, (b) the Fund may make loans of portfolio securities provided, among other things, that the value of the securities loaned does not exceed 10% of the value of the Fund's net assets and (c) the Fund may enter into repurchase agreements as disclosed in the Prospectus. (The Fund does not presently loan portfolio securities.) The acquisition of bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940 (the "1940 Act").

         (8) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) below, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the value of pledged securities will exceed 10% of the net assets of the Fund.

         (9) Borrow in excess of 10% of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. In addition, the Fund will not purchase securities while borrowings are outstanding.

         (10) Act as an underwriter of securities, except to the extent that the Fund may technically be deemed an underwriter when engaged in the activities described in (7) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

         (11) Invest in securities of any one issuer with a record of less than three years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies.

                  Bank money instruments in which the Fund invests must be issued by depository institutions with total assets of at least $500 million or capital surplus and undivided profits in excess of $100 million.

                  The Fund's commercial paper investments will be rated at the time of purchase in the top rating category as determined by the requisite number of nationally recognized statistical rating organizations ("NRSROs") or be of "comparable quality" as determined by the Board of Directors if unrated. The Fund's investments in corporate bonds (which must have maturities at purchase of one year or less) must be rated at least "AA" by Standard & Poor's Corporation ("Standard & Poor's") or "Aa" by Moody's Investors Service ("Moody's"). For further information regarding various corporate debt ratings, see the Appendix.

FORWARD COMMITMENTS. The Fund may purchase money market securities on a forward commitment basis at fixed purchase terms. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A segregated account of the Fund will be established with its custodian consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward commitment.

FOREIGN SECURITIES. As noted in the Prospectus, the Fund may in the future invest in securities of foreign issuers. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in U.S. issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments and the difficulty of assessing economic trends in countries outside the United States. If it should become necessary, the Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. These and other factors will be considered before investing in foreign securities, unless such investments will meet the Fund's standards and objectives. The Fund will not concentrate its investments in any particular foreign country and will only purchase securities denominated in U.S. Dollars.


                             MANAGEMENT OF THE FUND

                  The Board of Directors is responsible for the overall management of the Fund, including general supervision and review of its investment activities. None of the Fund's current Directors is an "interested person" (as defined in the 1940 Act) of the Fund or any adviser, administrator or principal underwriter of the Fund. The officers, who administer the Fund's daily operations, are appointed by the Board of Directors. The current Directors and officers of the Fund, their addresses, and their principal occupations for the past five years are set forth below.


                  ERIC M. BANHAZL -- President, Treasurer and Secretary of the Fund, 2025 E. Financial Way, Suite 101, Glendora, California 91741: Currently, Mr. Banhazl (age 38) is Senior Vice President of Robert H. Wadsworth &
Associates,   Inc.,   Vice  President  of  Investment   Company   Administration
Corporation, the Fund's administrator and First Fund Distributors, Inc., the Fund's principal underwriter. Mr. Banhazl is also the President of E.M. Banhazl & Associates, Inc., a mutual fund consulting firm, the Treasurer of Professionally Managed Portfolios, an investment company unaffiliated with the Fund, the Treasurer of Guinness Flight Investment Funds, Inc., an investment company unaffiliated with the Fund, and President, Secretary and Treasurer of Target Income Fund, Inc., an investment company unaffiliated with the Fund.

                  BRUCE B. STUART -- Director; 3198 C. Airport Loop, Costa Mesa, California 92626. Since 1991, Mr. Stuart (age 53) has been the president of Nu-Ceramic Technology, Inc., a company involved in the research and development of advanced ceramic metallization for the semiconductor and hybrid industry. From 1984 to 1991, Mr. Stuart was a partner of the Richmar Group, a management consulting firm.

                  DEVERE W. McGUFFIN, II -- Director; 1441 East Chevy Chase, Glendale, California 91206. Mr. McGuffin (age 52) is the owner and principal executive officer of the Meadow Grove Group, a finance and investment firm with which he has been associated since 1974. Mr. McGuffin is also the Chief Executive Officer of California Adventist Federal Credit Union. Mr. McGuffin also heads up First Interurban Development Corporation a non-profit financial corporation which he founded in 1981. Mr. McGuffin is also currently licensed as a securities representative and as a commodities futures principal.

                  The Directors receive an annual retainer plus fees and expenses for each Board meeting and Audit Committee meeting attended (for the latest fiscal year, the Directors each received $4,500 for their attendance at Board meetings and Audit Committee meetings). Pursuant to the terms of the Administration Agreement, the Fund's Administrator pays all compensation of officers of the Fund, and no person receives any compensation directly from the Fund for acting as an officer of the Fund. However, such officers may be deemed to receive remuneration indirectly from the Fund because the Administrator is paid an administrative fee by the Fund.

                  As of January 12, 1996, the following persons held of record 5% or more of the outstanding shares of the Fund: Repub &

Co., c/o Imperial Trust, 727 W. 7th Street, Suite 400, Los Angeles, California 90071 (77%); and RNC Capital Management Co., 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025 (19%).


                  As of such date, the number of outstanding shares of the Fund owned by the officers and Directors of the Fund as a group was less than 1% of the outstanding shares of the Fund.

                  While the Fund is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Directors in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Directors. Shareholders may receive assistance from the Fund in communicating with other shareholders, in connection with the election or removal of Directors, pursuant to the provisions contained in Section 16(c) of the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                  The Fund has entered into an Investment Advisory Agreement with RNC Capital Management Co. (the "Investment Adviser"). The principal business address of the Investment Adviser is 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025. The Investment Adviser is an indirect subsidiary of Bank Austria Aktiengesellschaft (the "Bank"), a banking organization which is organized under the laws of and domiciled in the Republic of Austria. Anteilsverwaltung-Zentralsparkasse owns a majority of the voting securities of the Bank, and the Republic of Austria and Wiener Stadtische each own more than 5% of the voting securities of the Bank. No other single entity owns more than 5% of the issued and outstanding stock of the Bank.



                  The Directors and principal executive officers of the Investment Adviser are: Daniel J. Genter, Jr., President, Chief Executive Officer and Director; Thomas Pastore, Vice President/Assistant Secretary and Director; James O'Neill, Vice President/Assistant Treasurer and Director; Nicanor M. Mamaril, Senior Vice President, Treasurer and Secretary; Jan Kallik, Senior Vice President and Director of Equities Research; A. Robert Blais, Senior Vice President and Director of Fixed Income; Bruce A. Mandel, Senior Vice President and Director of Marketing, and John G. Marshall, Senior Vice President and Director of Equity.


                  Subject to supervision by the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the holdings of the portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser provides the portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly.


                  Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect for a one-year term which would expire on December 31, 1996. The Agreement will continue in effect for successive one-year periods thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding voting shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Agreement terminates upon assignment and may be terminated without penalty upon 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.


                  In the event the operating expenses of the Fund (including the fees payable to the Investment Adviser but excluding taxes, interest, brokerage and extraordinary expenses and the fees paid under the Fund's Distribution and Shareholder Servicing Plan) for any fiscal year exceed the expense limitations applicable to the Fund imposed by state securities laws or any regulations thereunder, the Investment Adviser will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund in the amount of such excess. At present the most restrictive expense limitation would require the Investment Adviser to reimburse the Fund if, during any fiscal year of the Fund, ordinary operating expenses exceed 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. The Investment Adviser undertakes to pay or refund to the Fund any amount by which such expenses exceed this expense limitation. The payment of the management fee at the end of any month is reduced so that there is no accrued but unpaid liability under this expense limitation. In addition, from time to time the Investment Adviser may voluntarily reduce its fee or reimburse all or a portion of the Fund's other expenses, which reimbursement will have the effect of lowering the overall net expense ratio of the Fund and of increasing its yield or return to investors for the period for which such expenses were payable.


                  For the years ended September 30, 1993 , 1994 and 1995 total fees payable by the Fund to the Investment Adviser were $61,195 , $64,897 and $106,810, respectively. The amount of the management fee paid by the Fund reflects a voluntary fee reduction by the Investment Adviser which is anticipated to continue for the current fiscal year. In the absence of this fee reduction, the rate of management fee payable under the Investment Advisory Agreement would be 0.41%.

LICENSE OF INITIALS. The Investment Adviser has granted the Fund a non-exclusive license to use the initials "RNC" in its name for so long as the Investment Adviser serves as investment adviser to the Fund.


                             PORTFOLIO TRANSACTIONS

                  The cost of executing portfolio securities transactions of the Fund will primarily consist of dealer spreads and underwriting commissions. The money market securities in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own accounts.


                  On occasion, securities may be purchased directly from the issuer. Bonds and money market securities also are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Therefore, the Fund rarely pays any brokerage commissions. During the three fiscal years ended September 30, 1993 , 1994 and 1995, the Fund paid no brokerage fees.



                               PURCHASE OF SHARES

                  As described in the Prospectus, the shares of the Fund are offered on a continuous basis at a price equal to the net asset value per share next determined after receipt of a purchase order in proper form.

NET ASSET VALUE. The value of the Fund's portfolio securities is determined on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open on business days other than certain holidays (New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The Fund uses the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase, and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar fund which uses other methods to determine the fair or market value of its portfolio securities. The Fund intends to use its best efforts to maintain a constant net asset value of $1.00 per share. If net unrealized gains or losses were to exceed $.005 per share, the Fund's net asset value would deviate from $1.00 per share. The Fund endeavors to reduce the amount of unrealized gains and losses which result from, among other things, interest rate changes, by maintaining a dollar weighted average portfolio maturity of less than 90 days.


INDIVIDUAL RETIREMENT ACCOUNTS. An investor desiring to purchase shares in the Fund through an individual retirement account may establish such an account through the Fund's custodian, Star Bank. Through such an account, investments may be made in the Fund and certain of the other mutual funds sponsored by the Investment Adviser. Star Bank charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these accounts is available upon request from the Fund or First Fund Distributors, Inc., the Fund's principal underwriter. The minimum investment for an individual retirement account is $250.


                  Capital gains and income received in such an account are generally exempt from federal income taxation until distributed from the account. Capital gains and ordinary income may be taxable in whole or in part, however, if the account has borrowed to purchase or carry Fund shares. Investors considering participation in such an account should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of such an account.


                              REDEMPTION OF SHARES

                  Reference is made to "Redemption of Shares --Repurchase" in the Prospectus for a discussion of the redemption and repurchase rights of shareholders.

                  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission or the NYSE is closed (other than customary weekend and holiday closings), for periods during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

                  The Prospectus indicates when signature guarantees may be required to effect a redemption. A signature guarantee is a widely accepted way to protect stockholders and the Fund by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program endorsed by the Securities Transfer Association.

                  Subject to the Fund's compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund's portfolio. Such regulations would require, among other things, that the Fund commit to pay in cash all requests for redemption by any shareholder, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. The Fund anticipates that it would make redemptions in kind only if it received redemption requests with respect to a substantial portion of its net assets at a time when disposition of a substantial portion of its portfolio securities would be disadvantageous. The securities distributed in such a distribution would be valued at the same price as the price assigned to such securities in calculating the net asset value of the Fund. If a shareholder receives a distribution in kind in securities, in most instances he or she will incur brokerage charges when he or she converts the securities received into cash.


                                      TAXES

                  In all prior fiscal years the Fund has qualified for and elected the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify. Under such provisions, the Fund will not be subject to federal income tax on that part of its net ordinary income and net realized capital gains which it distributes to shareholders. To qualify for such tax treatment the Fund must, among other things, pay to its shareholders in each taxable year at least 90% of its investment company taxable income (consisting of investment income and short-term capital gains) and derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. If in any taxable year the Fund does not qualify as a regulated investment company, all its taxable income will be taxed to the Fund at corporate rates and distributions will be taxed to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. The Code also imposes a non-deductible 4% excise tax on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized for the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund anticipates that it will be able to meet such distribution requirements and will not be subject to the 4% excise tax.

                  Dividends paid by the Fund from its short-term investment income, and distributions of the Fund's net realized capital gains, are taxable to shareholders as ordinary income. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

                  Some shareholders may be subject to a 31% withholding tax on reportable dividend distributions, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom taxpayer identification numbers are not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not subject to backup withholding. Foreign shareholders may also be subject to other withholding requirements.

                  Fund shares are redeemable at the option of the Fund if, in the opinion of the Fund, ownership of the shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company within the meaning of the Code, except in the event the value of a shareholder's shares falls below $750 ($250 for individual retirement accounts) as the result of shareholder redemptions. In the event of such concentration, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the books of the Fund to the transfer of, Fund shares in an effort to maintain the ownership of Fund shares so as to prevent that consequence. The Fund, however, assumes no responsibility to compel redemptions or to reject any orders.

                  Depending upon the extent of the Fund's activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Fund may be subject to the tax laws of such states or localities. In addition, the treatment of the Fund and its shareholders under applicable state and local tax laws may differ from their treatment under the federal income tax laws. For example, distributions of net investment income (including capital gains) may be taxable to shareholders as dividend income. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                  The foregoing is a general and abbreviated summary of certain provisions of the Code and Treasury Regulations currently in effect. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change by legislative or administrative action. Heller, Ehrman, White & McAuliffe has expressed no opinion on the tax matters discussed herein.


                                    DIVIDENDS

                  All of the Fund's net investment income is declared as dividends daily. Dividends are paid monthly and automatically reinvested in additional Fund shares at net asset value and credited to the shareholder's account or, at the shareholder's option, paid in cash.

                  The Fund's net investment income for dividend purposes is determined daily. Such determination will be made as of 4:00 p.m. Eastern time and, on days when the Fund's net asset value is determined, immediately prior to such determination. Immediately after each determination of net asset value, the Fund will declare a dividend (with respect to one or more days) payable to shareholders of record as of 2:00 p.m. Eastern time on such day. Each day's dividend will be declared and paid with respect to shares effectively purchased at or before 2:00 p.m., but will not be declared or paid with respect to shares effectively redeemed at or before 2:00 p.m. Net income of the Fund (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, if any, on the portfolio securities of the Fund, (iii) less the estimated expenses of the Fund applicable to that dividend period.

                  The Fund intends to use its best efforts to maintain its net asset value at $1.00 per share. As a result of a significant expense or realized or unrealized loss, it is possible that the Fund's net asset value may fall below $1.00 per share. See "Purchase of Shares -- Net Asset Value."

                  Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the

Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in the light of the then-prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which he or she held his or her shares and in his or her receiving upon redemption a price per share lower than that which he or she paid.

                  Shareholders may receive their dividends in cash monthly by completing the appropriate section of the Account Application. Such cash distributions will be paid by check within seven days after the end of each month. The election to receive cash distributions may be made at the time of purchase of Fund shares or at any time subsequent thereto by giving written notice to the Transfer Agent. Dividends and distributions are taxable to shareholders whether distributed in cash or reinvested in additional shares. See "Taxes."

                  The Transfer Agent will send each shareholder a monthly statement showing the total number of shares owned as of the last business day of the month, as well as the current month's and year-to-date dividends paid in terms of total cash distributed and, for those shareholders which have dividends reinvested, the number of shares acquired through the reinvestment of dividends.


                  SHAREHOLDER SERVICING PLAN AND MARKETING PLAN

                  The Fund has adopted a Shareholder Servicing Plan and a Marketing Plan pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940 (the "1940 Act").

                  Both the Shareholder Servicing Plan and the Marketing Plan require annual renewal by a vote of the Fund's Board of Directors including those Directors who are not "interested persons," as defined in the 1940 Act, of the Fund, and who have no direct or indirect interest in either plan or any related agreements (referred to herein as "disinterested Directors"). Either plan may be terminated by the Fund at any time if so voted by a majority of the disinterested Directors or by holders of a majority of the Fund's outstanding shares.

                  Neither the Shareholder Servicing Plan nor the Marketing Plan may be amended to increase materially the amounts payable to Midvale Securities Corporation and Investment Company Administration Corporation, respectively, unless approved by a majority of the outstanding voting shares of the Fund, as defined in the 1940 Act, and may not be amended in any other material respect unless approved by a majority of the disinterested Directors. The Shareholder Servicing Plan and the Marketing Plan both require that quarterly reports be made to the Board of Directors detailing the payments made under each plan and the expenses for which reimbursement is being sought. The Shareholder Servicing Plan contemplates that Midvale may delegate its shareholder servicing functions for certain shareholder accounts to other persons and compensate such persons accordingly. No payments were made by the Fund under the Shareholder Servicing Plan or the Marketing Plan during the fiscal year ended September 30, 1995.


                  The Board of Directors, including the disinterested Directors, in approving the Plans for another year concluded that, in the exercise of their business judgment and in light of their fiduciary duties, there is a reasonable likelihood that both the Shareholder Servicing Plan and the Marketing Plan could be of value to benefit the Fund and its shareholders, and could be used to increase shareholder satisfaction, and preserve and expand the Fund's existing shareholder base. Among the possible benefits considered by the disinterested Directors was the increased potential of a continuous cash flow arising out of the retention of current shareholders and the expansion of the fund to include new shareholders, enabling the Fund to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Another benefit anticipated by the disinterested Directors is the potential for increasing the size of the Fund and thereby reducing the Fund's operating costs on a per share basis.

Yield Calculation
-----------------

                  The Fund quotes current yield and for this purpose the yield quoted is the net average annualized yield for the most recent 7-day period. The yield quoted is computed by assuming that an account is established with one share (the "one-share account") on the first day of the period. To arrive at the quoted yield, the net change in the value of the one-share account for the 7-day period (which includes interest accrued and original issue discount earned, and is less premium amortized and expenses accrued, but does not include any realized gains or losses or unrealized appreciation or depreciation) is multiplied by 365 and then divided by 7 (the number of days in the period), with the resulting figure carried to the nearest one hundredth of one percent. The Fund also furnishes a quotation of effective yield that assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the average annualized yield for the period, which is computed by adding 1 to the net change in the value of the one-share account during the period, raising the sum to a power equal to 365 divided by 7, and then subtracting one from the result.


                  Yields for the seven-day period ended September 30, 1995 were as follows:

                  Current yield........................................   4.82%
                  Effective yield .....................................   4.94%

                  The Fund may also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period. At September 30, 1995 this average was 55 days.




                              PRINCIPAL UNDERWRITER


                  First Fund Distributors, Inc. is currently the principal underwriter of the Fund's shares pursuant to an underwriting agreement with the Fund. The Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission. For each of the fiscal years ended September 30, 1993 , 1994 and 1995, the Fund's principal underwriter received no underwriting commission. The Fund's principal underwriter is under common control with Investment Company Administration Corporation, the Fund's administrator and the marketing agent under the Fund's Marketing Plan.


                              FINANCIAL STATEMENTS


                  The Fund's 1995 Annual Report (the "Report") to Shareholders, including audited financial statements for the fiscal year ended September 30, 1995, has been previously sent to shareholders. The financial statements and independent auditors' report in the Report are incorporated in this Statement of Additional Information by reference to the Report, which has been filed with the Securities and Exchange Commission. Additional copies of the Fund's 1995 Annual Report to Shareholders may be obtained at no charge by writing or telephoning the Fund at the address or telephone number appearing on the front page of this Statement of Additional Information.

                  The Fund's independent certified public accountants and auditors for the fiscal year ending September 30, 1995 are Tait, Weller & Baker, whose address is Two Penn Center Plaza, Philadelphia, Pennsylvania 19102. The Fund's custodian is Star Bank, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

                                    APPENDIX


                     DESCRIPTION OF COMMERCIAL PAPER RATINGS


MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

                  Moody's Investors Service commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The first of these three designations, representing the securities in which the Fund may invest, is "Prime-1." Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

                  A Standard & Poor's Corporation commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The highest category is described as follows:

                  A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

                  A-1. This designation indicates that the degree of safety regarding timely payment is very strong.


                      DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S CORPORATE BOND RATINGS

                  Moody's corporate bond ratings are opinions of the relative investment qualities of bonds. Moody's employs nine designations to indicate such relative qualities, ranging from "Aaa" for the highest quality obligations to "C" for the lowest. Issues are further refined with the designation 1, 2 and 3 to indicate the relative ranking within designations. The highest two designations are described as follows:

                  Aaa. Bonds in this category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa. Bonds in this category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks somewhat larger than in Aaa securities.

STANDARD & POOR'S CORPORATE DEBT RATINGS

                  A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Ratings are graded into ten categories, ranging from "AAA" for the highest quality obligation to "D for debt in default. Issues are further refined with a "Plus" or "Minus" sign to show relative standing within the categories. The highest two categories are described as follows:

                  AAA. Issues having this rating indicate that capacity to pay interest and repay principal is extremely strong.

                  AA. This debt has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.